Exhibit 99.1

Investor Presentation Beneficial Mutual Bancorp, Inc. (MHC) NASDAQ: BNCL May 14, 2010

Safe Harbor Statement
This presentation may contain projections and other “forward-looking statements”
This presentation may contain projections and other forward looking statements within the meaning of the federal securities laws. These statements are not historical facts, rather statements based on the current expectations of Beneficial Mutual
Bancorp, Inc. (the “Company”) regarding its business strategies, intended results and future performance. Forward-looking statements are preceded by terms such as future performance. Forward looking statements are preceded by terms such as
“expects,” “believes,” “anticipates,” “intends” and similar expressions.
Management’s ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors that could affect actual results include interest rate trends the general economic climate in the market area in which the Company trends, the general economic climate in the market area in which the Company operates, as well as nationwide, the Company’s ability to control costs and expenses, competitive products and pricing, loan delinquency rates, changes in federal and state legislation and regulation and other factors that may be described in the Company’s filings with the Securities and Exchange Commission including its Annual Reports on filings with the Securities and Exchange Commission, including its Annual Reports on
Form 10-K and Quarterly Reports on Form 10-Q and other required filings. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements
obligation to update any forward looking statements.
This presentation includes interim and unaudited financials, which are subject to further review by the Company’s independent accountants.

Beneficial Mutual Bancorp, Inc.
• Holding Company for Beneficial Bank
– Founded in 1853
Founded in 1853
– Oldest and largest bank headquartered in Philadelphia
– 68 branches
• 37 in Pennsylvania
• 31 in New Jersey, including 2 new Cherry Hill campuses opening on May 15, 2010
• IPO Date: Julyy 2007
• Ticker: BNCL
• Website: www.thebeneficial.com
• 4th largest publicly traded MHC in U.S.
– Market Capitalization: $812 million
A D V 101 318 101,318 shhares
Average Dail ily Vollume:
–
–
–
• Balance Sheet Strength (March 31, 2010)
– Assets: $4.7 billion
– Deposits: $3.6 billion
– Loans: $2.8 billion
Eit $646$646 million
Equity: illi
– TARP: $0
• Relationships
– Deposit Accounts: 281 thousand
– Loan Accounts: 63 thousand
AAssetts under managementt: $150 illi
d $150 million

Our Philosophy
 “Vacere Comptus Verus” – Do what’s right
Education Company
Vacere Comptus Verus Do what s right
• Educate our customers to do the right thing financially
Educate our customers to do the right thing financially
• Educate ourselves to understand the situation, goals and
needs of our customers
Invest in tools and resources for our customers
• FinanceWorks
• Small Business FinanceWorks
• BankThanks Reward Program
• Mobile Banking
Mobile Banking

Our Market - Greater Philadelphia Area

- 5th largest metropolitan region in the United States
- 92 colleges and universities
- Philadelphia is Amtrak's third busiest station in the country and home to three major shipping ports including one of the very few directly served by three Class I railroads
- The Philadelphia MSA is a resilient market that has experienced consistent growth over the past decade
  - Median household income of $64,422 versus a nationwide median of $54,719
  - Projected household income growth of approximately 4% between 2009 and 2014
- The region's unemployment picture has fared well in the face of the current recession
  - March 2010 unemployment of 9.4% versus a nationwide unemployment rate of 9.9% in April
- March pending home sales in the eight-county Philadelphia region were up 35% compared to the same period in 2009; nationally pending sales were up 21%

Sources: U.S. Census Bureau, 2008 Population Estimates. 2009 Q1 ACCRA. Bureau of Economic Analysis, 2009. The Role of Metro Areas in the U.S. Economy. The U.S. Conference of Mayors, 2006. National Association of Home Builders/Wells Fargo Bank, March 2009. Studley Report, 4Q 2005. Grubb and Ellis, March 2009. Global Insights - Spring 2009 Forecast.

5

Competitive Landscape
• Beneficial operates in a dynamic medium between regional and super regional competitors, and local community banks
– Big enough to compete with the largest financial institutions
• Ranked 11 by deposit market share in the Philadelphia MSA with 2% market share
• Deposit market share percentage increased 15% between 2008 and 2009
Deposit market share percentage increased 15% between 2008 and 2009
– Size and scope that smaller community banks cannot match
• There are 155 banking institutions in the Philadelphia metro area
– 119 of these institutions have less than 10 branch locations
– Only 8 of these institutions have more than 50 branch locations

Branch Map 7

Management Team
Name Position
• Gerard Cuddy Chief Executive Officer Gerard Cuddy Chief Executive Officer
• Robert Bush Advisory Services
• Cecile Colonna Human Resources
• Amy Hannigan Chief Accounting Officery g g
• Denise Kassekert Relationship Banking
• Robert Maines Enterprise Risk Management
• Andrew Miller Lending
• Joanne Ryder Brand and Strategy

Total Assets ($mm) $5,000 $4,002 $4,674 $4,710 $4,000 $4,500 $3,558 $500 $1,000 9 $0 2005 2006 2007 2008 2009 1Q10 $2,300 $2,392 $3,000 $3,500 $2,500 $1 500 $2,000 $1,500

Deposit Gathering
• Education-based sales environment
• Enhanced bundled product offerings to grow and
strengthen targeted relationships
strengthen targeted relationships
• Focused and consistent business development
activities
• Expanded cash management services to attract
larger commercial relationships
• Concentration on anchoring relationships through
g p g
cross referrals

Total Deposits ($mm) $4,000 $3,509 $3,589 $3,000 $3,500 $2,742 $2,500 $1,500 $2,000 $500 $1,000 11 $0 2005 2006 2007 2008 2009 1Q10 $2,465 $1,678 $1,666

Historical Deposit Composition
100%
80%
100%
38%
27% 24%
60%
53%
42%
34%
40%
32%
32%
34%
34% 34%
20%
10%
32%
16%
20%
32%
35%

0%
Non-Interest Bearing DDA Interest Checking Savings and Money Market Time
2006 2007 2008 2009 1Q10
5%
10% 8% 7% 7%

Credit Culture
• In market lender and local decision maker
• In-market lender and local decision maker
• Disciplined underwriting through all credit cycles
• No subprime lending
• Portfolio lender
• Diverse portfolio
– Commercial
– Consumer
– Residential
• Proactive risk management
Proactive risk management
• Enhanced credit infrastructure
• Credit officers
• Enhanced workout capability
Enhanced workout capability

Loans ($mm) $3,000 $2,425 $2,790 $2,785 $2,500 $2,121 $2,000 $1,000 $1,500 $500 14 $0 2005 2006 2007 2008 2009 1Q10 $1,689 $1,733 $1,689

Historical Loan Composition
100%
80%
90%
100%
11% 11%
30%
19%
18%
18% 18%
60%
70%
23%
18%
21%
15%
24%
11%
24%
11%
30%
40%
50%
17%
6%
23%
13%
19%
16%
10%
20%
30%
24%
6%
33% 33%
28%
31%

0%
CRE C&I 1 -4 Family Home Equity Consumer
2006 2007 2008 2009 1Q10

Credit Quality
Non-Performing Assets / Total Assets*
2.45%
2.19% 2.00%
3.00%
0.14% 0.15% 0.15%
1.00%
0.35% 0.16%
0.00%
1.00%
2003 2004 2005 2006 2007 2008 2009 2010
Loan Loss Reserves / Gross Loans
2003 2004 2005 2006 2007 2008 2009 1Q10
1.64%
152% 160%
1.80%
1.09%
0.99%
1.03%
1.67%
1.52%
1.10%
1.13%
1.20%
1.40%
1.60%
16(*) Excludes accruing loans past due 90 days or more
Source: SNL Financial
0.80%
1.00%
2003 2004 2005 2006 2007 2008 2009 1Q10

Beneficial Advisors, LLC
• Long term trusted advisor model
• 14 advisors and retirement plan specialists
• Client centered and solution driven consultative
process
– Life events approach
Life events approach
• 401(k) and retirement plan initiatives
• Open architecture investment management platform
– Independent non-biased offerings
• Integrated sales model designed to grow core
deposits

deposits

Beneficial Insurance Services, LLC
Long term insurance advocate and business advisor
• Long term insurance advocate and business advisor
model
• $100 million in ppremium volume
• Diverse lines of business, products and insurance
providers
– C ilP dC l
Commercial Property and Casualty
– Life, Health and Employee Benefits
– Professional Liability
– Personal Lines for High Net Worth Individuals
• Niche marketer with exclusive programs
• FFormali lized cross refferrall process with ith other sttrattegiic
d th
areas of the Bank

Historical Income Statement
Year Ended
(D ll V l i Th d )(Dollar Values in Thousands) 2004 2005 2006 2007 2008 2009 1Q10
Net Interest Income $66,137 $65,728 $64,430 $84,120 $114,011 $127,342 $36,304
Provision (2,400) (1,703) (1,575) (2,470) (18,901) (15,697) (4,950)
Non-Interest Income 3,168 10,862 10,531 13,372 23,604 26,847 8,304
Non-Interest Expense (50,577) (56,961) (59,439) (101,032) (98,303) (119,866) (30,485)
Pre-Tax Earnings 16,328 17,926 13,947 (6,010) 20,411 18,626 9,173
Tax Expense (4,704) (4,728) (2,322) 4,465 (3,865) (1,537) (1,646)
$ $ $ $ $ $ $Reported Net Income $11,624 $13,198 $11,625 ($1,545) $16,546 $17,089 $7,527
Adjustment for Charitable Foundation Expense (After Tax) 6,495
Adjustment for Reduction In Force (After Tax) 2,539
Pension Curtailment for Defined Benefit Plan (After Tax) (4,738)
Adjusted Net Income $11,624 $13,198 $11,625 $7,489 $11,808 $17,089 $7,527
Adjusted ROAA 0.51% 0.56% 0.49% 0.26% 0.31% 0.40% 0.64%

Historical Performance Ratios
Net Interest Margin
328% 3 44% 343% 360%
3.03%
2.90% 2.87%
3.33% 3.28%
3.17%
3.34%
3.08%
3.14%
3.44%
3.28%
3.10% 3.18%
3.43%
2.00%
2.40%
2.80%
3.20%
3.60%
2004 2005 2006 2007 2008 2009 20101Q10
Non-Interest Income / Average Assets^
2004 2005 2006 2007 2008 2009 1Q10
0.45%
0.72%
0.66% 0.64% 0.62%
0.77% 0.69%
0.63%
0.60%
0.80%
Non Interest Expense / Average Assets+
0.23%
0.41% 0.42%
0.61%
0.51%
0.45%
0.54%
0.00%
0.20%
0.40%
2004 2005 2006 2007 2008 2009 1Q10
Non-Interest Expense / Average Assets
2.22%
2.40%
2.51% 2.60% 2.76%
3.48%
2.60%
2.25% 2.17%
2.20%
2.07% 2 27%
2.62% 2.45% 2.00%
3.00%
4.00%

BNCL Peers
(*) Peer group includes Selected east coast financial institutions with deposits between $1.0 and $7.0 billion
(^) Excludes realized gains and losses on securities
(+) NIE / AA includes one-time costs associated with 2007 company transition
Source: Company; SNL Financial
*
2.07% 2.27%
1.00%
2004 2005 2006 2007 2008 2009 1Q10

Historical Performance Ratios
Yield on Loans
6.29%
6.87%
6.69%
6.02%
6.24%
6.09%
5.58% 6.00%
6.50%
7.00%
5.33%
5.49%
5.98%
5.92%
5.29% 5.27%
5.38%
5.00%
5.50%
2004 2005 2006 2007 2008 2009 1Q10
Cost of Deposits
2.69%
3.12%
238% 20%
3.00%
3.50%
1.63%
2.02%
2.22%
1.51%
2.81%
1.06%
2.61%
1.47%
1.74%
2.38%
1.63%
1.12%
050%
1.00%
1.50%
2.00%
2.50%

BNCL Peers (*) Peer group includes Selected east coast financial institutions with deposits between $1.0 and $7.0 billion
Source: Company; SNL Financial
0.50%
2004 2005 2006 2007 2008 2009 1Q10
*

Substantial Capital
20.0%
17.4%
13 7%
15.3%
14.1%
16.0%
18.0%
11.6% 11.6%
13.7%
11.6% 11.3%
11.9%
12.2% 13.6%
11.5%
11.3%
11.1%
12.3%
11.5%
10 0%
12.0%
14.0%
6.0%
8.0%
10.0%
2.0%
4.0%

0.0%
2003 2004 2005 2006 2007 2008 2009
Total Equity / Total Assets Tangible Equity / Tangible Assets
1Q10

Peer Comparison
Tangible Equity / Tangible Assets Total Risk-Based Capital Ratio
11.28%
7.51% 12.25%
18.15%
BNCL Peers BNCL Peers

BNCL -As of March 31, 2010, Peers – As of December 31, 2009
(*) Peer group includes Selected east coast financial institutions with deposits between $1.0 and $7.0 billion
Source: Company; SNL Financial

Valuation Analysis
Price /Price /
Fully
Total LQA Converted Core LQA Dividend
Assets ROAA TBV TBV Assets Deposits Deposits Revenue Yield
Company State Ticker ($mm) (%) (%) (%) (%) (%) (%) (x) (%)
TFS Financial Corporation (MHC) OH TFSL 10,737 0.11 248 94 40.3 49.7 62.7 15.6 2.00
Capitol Federal Financial (MHC) KS CFFN 8,485 0.70 265 99 29.8 58.6 68.9 12.9 5.84
Investors Bancorp, Inc. (MHC) NJ ISBC 8,749 0.63 191 101 18.9 27.5 33.7 6.3 0.00
Beneficial Mutual Bancorp, Inc. (MHC) PA BNCL 4,710 0.63 170 93 18.7 24.5 25.8 19.7 0.00
ViewPoint Financial Group (MHC) TX VPFG 2,477 0.45 213 102 17.9 23.3 33.5 4.9 1.13
Kearny Financial Corp. (MHC) NJ KRNY 2,252 0.34 179 82 31.7 46.3 57.8 11.7 1.92
Wauwatosa Holdings, Inc. (MHC) WI WSBF 1,845 0.04 74 50 6.8 10.7 13.6 1.9 0.00
Oritani Financial Corp. (MHC) NJ ORIT 2,054 0.99 243 93 30.1 49.2 60.5 8.5 1.80
Rockville Financial, Inc. (MHC) CT RCKB 1,560 0.73 148 84 15.1 20.8 25.0 3.9 1.92
Median 2,365 0.54 202 93 24.4 36.9 45.8 7.4 1.86

Note: BNCL excluded from median calculation
Pricing data as of May 11, 2010
Source: SNL Financial

Independent Rankings
• BauerFinancial, Inc. has been a source for unbiased,
independent bank and credit union ratings since 1983
– Beneficial continues to receive Bauer’s highest, five-star rating
– Beneficial has earned a Bauer recommendation rating for the past
78 consecutive quarters
• Bank Director is the premier magazine written for directors of Bank Director is the premier magazine written for directors of financial companies and has become recognized as an
essential source for the top decision makers in the industry
Scorecard– The Bank Performance Scorecard is compprised of six pperformance categories that measure profitability, capitalization, and assetquality
– Beneficial was ranked 66th in the annual Bank Performance
Scorecard

Independent Rankings
• BauerFinancial, Inc. has been a source for unbiased,
independent bank and credit union ratings since 1983
– Beneficial continues to receive Bauer’s highest, five-star rating
– Beneficial has earned a Bauer recommendation rating for the past
78 consecutive quarters
• Bank Director is the premier magazine written for directors of Bank Director is the premier magazine written for directors of financial companies and has become recognized as an
essential source for the top decision makers in the industry
Scorecard– The Bank Performance Scorecard is compprised of six pperformance categories that measure profitability, capitalization, and assetquality
– Beneficial was ranked 66th in the annual Bank Performance
Scorecard

2010 Priorities
• Education Company
– Educating customers to do the right thing financially
•Cappital Allocation
– Continued fundamental organic growth
– Opportunistic acquisitions
• Enhanced Risk Managgement
– Continue credit and loss prevention discipline
– Enterprise control self-assessments
Educating
Cross• Branch Network Opptimization Opppp ortunities
• Relationship Banking
– Align our customers’ needs with our products and services
• Cross-Educating

Cherry Hill Campuses– The Brand Evolution 28